UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 11, 2011

FUNCTION (X) INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

159 East 70th Street, New York, New York (Address of principal executive offices)	10021 (Zip Code)

(212) 796-8174
(Registrant’s Telephone Number, including Area Code)

Gateway Industries, Inc., 590 Madison Avenue, 32nd Floor, New York, New York  10022
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.  Entry into a Definitive Material Agreement.

(a)	Recapitalization

Recapitalization Agreement

As previously disclosed, on February 7, 2011, Function (X) Inc. (formerly Gateway Industries, Inc., the “Company”) entered into the Agreement and Plan of Recapitalization (the “Recapitalization Agreement”) by and among the Company, Sillerman Investment Company LLC, a Delaware limited liability company (“Sillerman”), and EMH Howard LLC, a New York limited liability company (“EMH Howard”).  The Recapitalization Agreement is attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 10, 2011, and incorporated herein by reference.  The transactions contemplated by the Recapitalization Agreement (the “Recapitalization”) were consummated on February 11, 2011.

Pursuant to the Recapitalization Agreement, Sillerman, together with other investors approved by Sillerman, invested in the Company by acquiring 120,000,000 newly issued shares of common stock of the Company in a private placement transaction at a price of $0.03 per share (on a post-split basis as described below) as a result of which Sillerman and the other investors acquired approximately 99% of the outstanding shares of common stock, with Sillerman (together with Robert F.X. Sillerman personally) directly or indirectly beneficially owning more than a majority of the outstanding shares of common stock.  The Company has entered into subscription agreements with each of these investors.

As part of the Recapitalization, the Company also issued 250,000 shares to J. Howard, Inc., an entity affiliated with Jack L. Howard, a director and officer of the Company prior to the Recapitalization, and its designees (which included former directors of the Company) in connection with partially extinguishing outstanding debt owed to J. Howard, Inc.  As part of the Recapitalization, Sillerman also reimbursed the Company for its expenses in connection with the Recapitalization Agreement and related matters and for advances made by J. Howard, Inc. to the Company to support its daily operations since 2007, in the amount of $200,000 and in satisfaction thereof.

The newly recapitalized company will conduct its business under the name Function (X) Inc. with the ticker symbol FNCX.

Function X’s Business

The new enterprise has been established to provide a new platform for investments in media and entertainment, with a particular emphasis on digital and mobile technology.  Mr. Sillerman is evaluating several initiatives aimed at combining certain established business principles with a new element enabled by digital and mobile distribution capabilities.  An initial product under consideration would emphasize Smartphone applications, with a goal of being ready for beta testing in the third quarter of 2011.  The Company is not disclosing any details about this product for competitive reasons, and because this product has not reached the stage of a specific plan for its commercial adaptation.

The Company is a new developmental stage company in a highly competitive market, and is subject to all the business risks and uncertainties with any new business or developmental stage company, including that it will not achieve its business objective.  The digital and mobile technology markets are highly competitive with almost all established participants possessing greater resources than the Company.  There can be no assurance that the Company will adopt a specific plan for the commercial and technical development and financing of any particular product.  Moreover, if and when adopted by the Company, such a plan will be subject to customary risks of start-up businesses or developmental stage companies, including technical and practical uncertainties of developing a successful new product, obtaining the services of additional talented individuals and the difficulty of obtaining financing, none of which is assured.  The Company currently is without revenue and any investment in the Company is highly speculative.  The Company will be required to obtain additional financing to complete the development of its initial products and there is no assurance that such financing will be available at all or on terms acceptable to the Company and that any such financing, if obtained, will not be highly dilutive to current stockholders of the Company.

Cautionary Statement Regarding Forward-Looking Statements

Information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended.  This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

(b)	Asset Contribution Agreement

At the closing of the Recapitalization, the Company entered into an Asset Contribution Agreement with Sillerman Investment Corporation, a Delaware corporation (“SIC”), whereby SIC assigned certain intellectual property assets used in its business to the Company in exchange for an agreement by the Company to reimburse SIC for expenses incurred in connection with the development of such intellectual property assets and its related business, whenever incurred, at or after the closing, in an aggregate amount not to exceed $2,000,000.  The Asset Contribution Agreement is attached as Exhibit 10.2 and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

(a)	Recapitalization

As discussed in Item 1.01 of this report above, which item is hereby incorporated by reference, on February 11, 2011, the transactions contemplated by the Recapitalization Agreement were consummated.  Sillerman and other investors approved by Sillerman acquired 120,000,000 shares of common stock at a price of $0.03 per share (on a post-split basis as described below).  The shares of common stock issued in the Recapitalization were exempt from registration under the Securities Act, pursuant to an exemption from registration for transactions not involving a public offering under Section 4(2) of the Securities Act, and the safe harbors for sales under Section 4(2) provided by Regulation D promulgated pursuant to the Securities Act.  No advertising or general solicitation was employed in offering the securities.  Transfer of the shares was restricted by the Company in accordance with the requirements of the Securities Act.

(b)	Other Placements

On February 16, 2011, the Company issued 13,232,597 shares of common stock to an institutional investor at a price of approximately $0.76 per share, and 940,000 shares of common stock to an accredited investor at a price of approximately $0.53 per share.  The shares of common stock issued in such placements were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration for transactions not involving a public offering under Section 4(2) of the Securities Act, and the safe harbors for sales under Section 4(2) provided by Regulation D promulgated pursuant to the Securities Act.  No advertising or general solicitation was employed in offering the securities.  Transfer of the shares was restricted by the Company in accordance with the requirements of the Securities Act.

(c)	Berenson Warrant

On February 16, 2011, the Company issued a five year warrant for 100,000 shares with an exercise price of $0.80 per share to Berenson & Company, LLC, financial advisor to Sillerman in connection with the Recapitalization.

Item 5.01.  Changes in Control of Registrant.

As described in Item 1.01 of this report above, which item is incorporated herein by reference, as a result of the closing of the Recapitalization, Sillerman, together with other investors approved by Sillerman, owns approximately 99% of the outstanding shares of common stock, with Sillerman (together with Robert F.X. Sillerman personally) directly or indirectly beneficially owning more than a majority of the outstanding shares of common stock.  After the consummation of the placements described in Item 3.02(b) of this report above, which item is incorporated by reference herein, Sillerman, together with other investors approved by Sillerman, owns 89% of the outstanding shares of common stock.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Directors and Officers

Effective as of the closing of the Recapitalization, Jack L. Howard resigned as Chairman of the Board and Chief Executive Officer of the Company, and Ronald W. Hayes resigned as director of the Company.

(b)	Appointment of Directors and Officers

Effective as of the closing of the Recapitalization, the following persons were appointed as new directors and officers of the Company:

Name	Age	Position

Robert F.X. Sillerman	62	Executive Chairman, Director
Janet Scardino	51	Chief Executive Officer
Mitchell J. Nelson	63	Executive Vice President, General Counsel, Director
Michael Burrows	66	Director

The business background descriptions of the newly appointed directors and officers are as follows:

Robert F.X. Sillerman

Robert F.X. Sillerman was elected a Director of the Company and Executive Chairman of the Board of Directors effective as of the closing of the Recapitalization.  He has, since January 2008, served as Chairman and Chief Executive Officer of Circle Entertainment Inc.  Mr. Sillerman also served as the Chief Executive Officer and Chairman of CKX from February 2005 until May 2010. From August 2000 to February 2005, Mr. Sillerman was Chairman of FXM, Inc., a private investment firm. Mr. Sillerman is the founder and has served as managing member of FXM Asset Management LLC, the managing member of MJX Asset Management, a company principally engaged in the management of collateralized loan obligation funds, from November 2003 through April 2010. Prior to that, Mr. Sillerman served as the Executive Chairman, a Member of the Office of the Chairman and a director of SFX Entertainment, Inc., from its formation in December 1997 through its sale to Clear Channel Communications in August 2000.

Janet Scardino

Janet Scardino was appointed as Chief Executive Officer of the Company effective as of February 15, 2011.  Ms. Scardino was President Commercial for 19 Entertainment, creator of American Idol, from September 2008 through February 2011. Prior to that, she was President and Chief Marketing Officer of The Knot, Inc., a leading life-stage digital media business and NASDAQ listed company, from October 2007 through September 2008.  She was the Executive Vice President of Reuters Group PLC from March 2005 through August 2007, serving as EVP, Global Head of Marketing, and later promoted to Managing Director, for Reuters Media Division.  Between February 2003 and March 2005, Scardino was a digital media entrepreneur.  Ms. Scardino was Senior Vice President, International Marketing for AOL from March 2001 to February 2003. Scardino was Managing Director for the Disney Channel Italy, a wholly owned subsidiary of The Walt Disney Company from 1998 through 2001.  For a decade, Scardino served in various positions for MTV Networks from 1987 to 1997, most recently as Vice President, International Marketing for MTV: Music Television.

Mitchell J. Nelson

Mitchell Nelson was appointed Director, Executive Vice President, General Counsel, and Secretary effective as of the closing of the Recapitalization. Mr. Nelson also serves as Executive Vice President, General Counsel and Secretary of Circle Entertainment, Inc., having served in such capacity since January 2008.  He also served as President of Atlas Real Estate Funds, Inc., a private investment fund which invested in United States-based real estate securities, from 1994 to 2008 and as Senior Vice President, Corporate Affairs for Flag Luxury Properties, LLC from 2003.  Prior to 2008, Mr. Nelson served as counsel to various law firms, having started his career in 1973 at the firm of Wien, Malkin & Bettex.  At Wien, Malkin & Bettex, which he left in 1992, he became a senior partner with supervisory responsibility for various commercial real estate properties. Mr. Nelson was a director of The Merchants Bank of New York and its holding company until its merger with, and remains on the Advisory Board of; Valley National Bank. Additionally, he has served on the boards of various not-for-profit organizations, including as a director of the 92nd Street YMHA and a trustee of Collegiate School, both in New York City.

Michael Burrows

Michael Burrows was appointed as a Director effective as of the closing of the Recapitalization.  Mr. Burrows has been a shareholder in the law firm of Greenberg Traurig, LLP since November 2004.  Previously, he was a partner in the law firm of Winston & Strawn and a member of that firm’s Executive Committee.  Mr. Burrows began his law career in the New York office of Baker & McKenzie in 1973.  He was an international partner there from 1980 to 1999 and also served on the firm’s world-wide Executive Committee.

(c)	Family Relationships

There are no family relationships between any of the officers or directors of the Company.

(d)	Employment Agreements of the Executive Officers

On February 16, 2011, the Company entered into an employment agreement with Mr. Sillerman, pursuant to which Mr. Sillerman shall serve as a member of the Board of Directors and as Executive Chairman of the Company.  The agreement will terminate (i) five years after the commencement of Mr. Sillerman’s employment or (ii) nine months after the commencement of Mr. Sillerman’s employment if, by such date, the agreement has not been ratified by an independent director of the Company.  The agreement requires that Mr. Sillerman devote a substantial portion of his time to the Company, except that he is free to pursue his existing investments, including without limitation, CKX Inc. and Circle Entertainment Inc.  During the term of the agreement, the Company shall pay Mr. Sillerman an initial annualized base salary equal to $1,000,000 less the total value of certain fringe benefits, perquisites or other amounts required to be reported on form W-2 as compensation in each year.  Mr. Sillerman’s employment agreement is attached as Exhibit 10.3 and incorporated herein by reference.

On February 15, 2011, the Company entered into an employment agreement with Ms. Scardino, pursuant to which Ms. Scardino shall serve as Chief Executive Officer of the Company.  The initial term of Ms. Scardino’s employment is three years, and the agreement will automatically renew for an additional three year term unless the parties terminate the agreement or provide written notice of intention not to renew.  The agreement requires that Ms. Scardino devote her full working time to the Company.  During the term of the agreement, the Company shall pay Ms. Scardino an initial annualized base salary equal to $500,000.  Ms. Scardino’s employment agreement is attached as Exhibit 10.4 and incorporated herein by reference.

(e)	Related Party Transactions

As described in Item 1.01 in this report above, which item is incorporated herein by reference, the Company entered into an Asset Contribution Agreement with SIC.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Reverse Stock Split

On February 11, 2011, the Company amended its Certificate of Incorporation to (i) increase the number of its authorized shares of common stock from 10,000,000 to 300,000,000 and (ii) implement a 1 for 10 reverse split of its issued and outstanding common stock.  The foregoing description is qualified in its entirety by reference to the full text of the amendment, which is attached as Exhibit 3.1 and incorporated herein by reference.  The Reverse Split (as defined below) became effective on February 16, 2011.

(b)	Corporate Name Change

On February 11, 2011, the Company amended its Certificate of Incorporation to change the name of the Company to Function (X) Inc.  The foregoing description is qualified in its entirety by reference to the full text of the amendment, which is attached as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.  Other Events.

(a)	Reverse Stock Split

As described in Item 1.01 in this report above, which item is incorporated herein by reference, the Company consummated the Recapitalization on February 11, 2011.  As part of the Recapitalization, the Company effectuated a 1 for 10 reverse split of its issued and outstanding common stock (the “Reverse Split”).  The Reverse Split became effective on February 16, 2011.  Under the terms of the Reverse Split, each share of common stock, issued and outstanding as of such effective date, was automatically reclassified and changed into one-tenth of one share of common stock, without any action by the stockholder.  Fractional shares were rounded up to the nearest whole share.

(b)	Press Release

On February 16, 2011, the Company issued a press release announcing the consummation of the Recapitalization.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 11, 2011.

3.2	Certificate of Amendment of Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 11, 2011.

10.1	Agreement and Plan of Recapitalization, dated as of February 7, 2011, incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 10, 2011.

10.2	Asset Contribution Agreement, dated as of February 11, 2011, between Sillerman Investment Corporation and Function (X) Inc.

10.3	Employment Agreement, dated as of February 16, 2011, between Function (X) Inc. and Robert F.X. Sillerman.

10.4	Employment Agreement, dated as of February 15, 2011, between Function (X) Inc. and Janet Scardino.

99.1	Press release dated February 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION (X) INC.

Date: February 16, 2011	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President